SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12
IMATION CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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IMATION CORP.
1 Imation Place
Oakdale, MN 55128
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE IMATION CORP.
2008 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, MAY 7, 2008*
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Imation Corp.’s 2008 Annual Meeting of Shareholders will be held on Wednesday, May 7, 2008 at 9:00 a.m., local time, at the Hotel Sofitel New York, 45 W. 44th Street, New York, NY 10036.
Proposals to be voted on at the meeting are listed below:
1.	To elect five members to the Board of Directors: 01) Linda W. Hart 02) Raymond Leung 03) Mark E. Lucas 04) Charles Reich 05) Frank P. Russomanno

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Imation’s independent registered public accounting firm for fiscal year 2008.

3.	Approve the 2008 Stock Incentive Plan.

4.	To transact any other business properly coming before the meeting.
The Board recommends a vote “FOR” Proposals 1, 2 and 3.
The record date for the annual meeting is March 10, 2008. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
*	This Notice of Internet Availability of Proxy Materials is being mailed to shareholders on or about March 24, 2008.
PLEASE SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT HOW TO OBTAIN YOUR PROXY MATERIALS, WHICH IS DIFFERENT FROM PRIOR YEARS.

TO VOTE BY INTERNET, HAVE YOUR NOTICE IN HAND WHEN YOU ACCESS THE WEBSITE SHOWN ON THE REVERSE SIDE AND FOLLOW THE INSTRUCTIONS. NO PERSONAL INFORMATION OTHER THAN YOUR CONTROL NUMBER (LOCATED TO THE RIGHT) IS NECESSARY.
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Important Notice Regarding the Availability of Proxy Materials for Imation Corp.’s 2008 Annual Shareholder Meeting to be held May 7, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The proxy materials, which include the Notice and Proxy Statement and the Annual Report to Shareholders, are available at:
http://bnymellon.mobular.net/bnymellon/imn
If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed below on or before April 17, 2008 to facilitate timely delivery. Shareholders may also request paper delivery, or consent to receive electronic delivery, of the materials for all future shareholder meetings.
To request proxy materials:
1.	Internet — Go to http://bnymellon.mobular.net/bnymellon/imn and follow the instructions

2.	Telephone — Call us free of charge at 1-866-648-8133

3.	Email — Send an email message along with your control number to paper@investorelections.com

               MAKE SURE TO HAVE THIS NOTICE AVAILABLE WHEN YOU:
•	Request a paper copy of the proxy materials;

•	Want to view your proxy materials online; or

•	Want to vote your proxy electronically
Directions to Imation Corp.’s 2008 Annual Meeting of Shareholders:
Hotel Sofitel New York
45 W. 44th Street
New York, NY 10036

From LaGuardia Airport
•	Take the Grand Central Parkway West to the Triboro Bridge
•	Cross the Bridge, remain on the right side for access to Manhattan
•	Take the FDR Drive South
•	Follow the New York Area directions below

From JFK Airport
•	Take the Van Wyck Expressway to the exit for Grand Central Parkway/Triboro Bridge
•	Take the Grand Central Parkway to the Triboro Bridge
•	Cross the Bridge, remain on the right side for access to Manhattan
•	Take the FDR Drive South
•	Follow the New York Area directions below

From the New York Area:
•	From the FDR South, Exit at 34th Street
•	Bear right onto 37th Street
•	Turn right on 6th Avenue
•	Turn right on 44th Street to the Hotel (on the left hand side)